UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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ISORAY, INC.

(Name of Registrant as Specified in Its Charter)

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April 29, 2016

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of IsoRay, Inc. (the “Company”) to be held at the Company’s offices, 350 Hills Street, Suite 106, Richland, Washington 99354 at 11:00 a.m. local time on Wednesday, June 8, 2016.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company and its primary operating subsidiary, IsoRay Medical, Inc. Directors and officers of the Company and a representative of the Company’s auditor are expected to be present to respond to appropriate questions from shareholders.

Detailed information concerning our activities and operating performance during the fiscal year ended June 30, 2015 is contained in our Annual Report to Shareholders.

As we have done in the past, this year, in accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. We believe this procedure makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

Whether or not you expect to attend in person, we urge you to vote your shares as soon as possible. As an alternative to voting in person at the meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the meeting and will help ensure the presence of a quorum at the meeting.

Your vote is important. Whether or not you are able to attend in person, it is important that your shares be represented at the Annual Meeting. Accordingly, we ask that you please vote over the Internet or by telephone at your earliest convenience, or, if you receive a paper proxy card and voting instructions by mail, that you complete, sign and date the proxy card and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) as soon as possible. If you do attend the Annual Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.

We look forward to seeing you at the Annual Meeting.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Admission to the meeting will be on a first-come, first-served basis. Shareholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date to enter the meeting. Cameras, recording devices and other electronic equipment will not be permitted in the meeting.

Sincerely,

Tom LaVoy

CEO and Chairman of the Board

350 Hills Street, Suite 106

Richland, WA 99354

www.isoray.com

 ISORAY, INC.

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

TIME AND DATE	11:00 a.m., local time, on Wednesday, June 8, 2016

PLACE	350 Hills Street, Suite 106, Richland, Washington 99354

ITEMS OF BUSINESS	1. To elect four directors to hold office until the Fiscal 2017 Annual Meeting of Shareholders;

2. To approve the Company’s 2016 Equity Incentive Plan;

3. To ratify the appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2016; and

4. To take action on any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

BOARD OF DIRECTORS RECOMMENDATION	The Board of Directors recommends that you vote “FOR” the election of each nominee for the Board of Directors, and “FOR” Items 2 and 3.

ADJOURNMENTS AND POSTPONEMENTS	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

RECORD DATE	You may vote at the Annual Meeting if you were a shareholder of record at the close of business on April 14, 2016. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how you can direct that organization to vote your shares.

INTERNET ACCESS TO PROXY MATERIALS	Under rules adopted by the Securities and Exchange Commission, we are providing access to our 2016 Annual Meeting materials, which include the accompanying Proxy Statement and our June 30, 2015 Annual Report on Form 10-K, over the Internet in lieu of mailing printed copies. We will begin mailing, on or about April 29, 2016, a “Notice of Internet Availability of Proxy Materials” (which is different than this Notice of Annual Meeting of Stockholders) to our stockholders. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the 2016 Annual Meeting materials and vote online. The Notice of Internet Availability of Proxy Materials also will contain instructions on how you can request a printed copy of the 2016 Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner.

VOTING	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and our 2015 Annual Report on Form 10-K and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the Notice of Internet Availability of Proxy Materials and the section entitled “General Information About the Annual Meeting and Voting” beginning on page 1 of the accompanying Proxy Statement.

ADMISSION	Space limitations make it necessary to limit attendance at the Annual Meeting to shareholders. If your shares are held in an account at a brokerage firm, bank or similar organization and you wish to attend the Annual Meeting, you must obtain a letter from that brokerage firm, bank or similar organization confirming your beneficial ownership of the shares as of the record date and bring it to the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. Cameras and recording devices and other electronic equipment will not be permitted at the Annual Meeting.

By Order of the Board of Directors,

Krista Cline
Secretary

This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about April 29, 2016.

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ISORAY, INC.

350 Hills Street, Suite 106

Richland, Washington 99354

____________________

PROXY STATEMENT

Annual Meeting of Shareholders

June 8, 2016

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of IsoRay, Inc. of proxies to be voted at the Company’s Fiscal 2016 Annual Meeting of Shareholders to be held on June 8, 2016 (the “Annual Meeting”), and at any adjournment or postponement of the Annual Meeting. These proxy materials were first sent on or about April 29, 2016 to shareholders entitled to vote at the Annual Meeting.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

You are receiving a proxy statement from us because you owned shares of our common or Series B preferred stock at the close of business on the April 14, 2016 record date for the Annual Meeting. This proxy statement describes matters on which we would like you, as a shareholder, to vote. It also gives you information on these matters so that you can make an informed decision.

When you sign and return the proxy card, you appoint Thomas LaVoy and Philip Vitale, and each of them individually, as your representatives at the meeting. Thomas LaVoy and Philip Vitale will vote your shares at the meeting as you have instructed them. This way your shares will be voted regardless of whether you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return the enclosed proxy card in advance of the meeting just in case your plans change. Returning the proxy card will not affect your right to attend or vote at the Annual Meeting.

If a matter comes up for vote at the Annual Meeting that is not described in this proxy statement or listed on the proxy card, Thomas LaVoy and Philip Vitale will vote your shares, under your proxy, in their discretion. As of the date of this proxy statement, we do not expect that any matters other than those described in this proxy statement will be voted upon at the Annual Meeting.

Will I be receiving printed copies of the 2016 Annual Meeting materials?

You will not receive printed copies unless you request them by following the instructions in the “Notice of Internet Availability of Proxy Materials” (the “Notice”) that you will receive in the mail. The Notice is different than the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. We will begin mailing the Notice to stockholders on or about April 29, 2016.

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our 2016 Annual Meeting materials, which include this Proxy Statement and our Annual Report, over the Internet in lieu of mailing printed copies. The Notice will contain instructions on how to access and review the 2016 Annual Meeting materials and vote online. This electronic access process is designed to expedite shareholders’ receipt of materials, lower the cost of the Annual Meeting and help conserve natural resources. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

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The Notice also will contain instructions on how you can request, at no cost, a printed copy of the 2016 Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a copy via e-mail of the 2016 Annual Meeting materials and materials or future proxy solicitations. Your request to receive materials via e-mail will remain in effect until you terminate it.

Can I mark my votes on the Notice and send it back to the Company or my broker?

No.    The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to the Company or your broker, your vote will not count.

How can I get electronic access to the 2016 Annual Meeting materials?

The Notice will provide you with instructions regarding how to view the 2016 Annual Meeting materials on the Internet.

This Proxy Statement and our Annual Report are also available without charge on the Company’s website at isoray.com and the SEC’s website at sec.gov. By referring to our website, we do not incorporate the website or any portion of the website by reference into this Proxy Statement.

The Notice will also contain instructions on how you can elect to receive future proxy materials electronically by e-mail. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Who may vote at the Annual Meeting?

The Board has set April 14, 2016 as the record date for the Annual Meeting. If you were the owner of Company common or Series B preferred stock at the close of business on April 14, 2016 (the “record date”), you may vote at the Annual Meeting. You are entitled to one vote for each share of common or Series B preferred stock you held on the record date. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how to direct that organization to vote your shares.

What proposals will be voted on at the Annual Meeting?

Three proposals are scheduled to be voted on at the Annual Meeting. The first is the election of four directors to hold office until the Fiscal 2017 Annual Meeting of Shareholders. The second is the approval of the 2016 Equity Incentive Plan. The third is the ratification of the appointment by the Audit Committee of DeCoria, Maichel & Teague, P.S. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016.

How many votes are required to approve the proposals?

The presence, in person or by proxy, of a majority of the outstanding shares of our common stock and Series B preferred stock voting together as one class is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, we will use the proposal receiving the greatest number of all votes “for” or “against” and abstentions (including instructions to withhold authority to vote). As of April 14, 2016, there were 55,010,619 shares of common stock and 59,065 shares of Series B preferred stock outstanding.

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In voting with regard to the proposal to elect directors (“Proposal 1”), you may vote in favor of all nominees, withhold your vote as to all nominees or vote in favor of or withhold your vote as to specific nominees. The vote required to approve Proposal 1 is governed by Minnesota law and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Minnesota law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors.

In voting with regard to the proposal to ratify the 2016 Equity Incentive Plan (“Proposal 2”) and with regard to the proposal to adopt the Audit Committee’s appointment of the independent registered public accounting firm (“Proposal 3”), the vote required to approve Proposals 2 and 3 is governed by Minnesota law and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required obtaining the necessary majority vote and therefore will have the same legal effect as voting against Proposals 2 and 3.

Because your vote on Proposal 3 is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the advisory vote when making future decisions regarding the selection of our independent registered public accounting firm.

You may either vote “FOR”, “AGAINST” or “ABSTAIN” on Proposals 2 and 3, and “FOR” or “WITHHOLD” authority to vote for each nominee for the Board. If you withhold authority to vote for the election of directors, your shares will not be voted with respect to the director or directors identified. If you sign and submit your proxy card without voting instructions, your shares will be voted “FOR” Proposals 2 and 3 and “FOR” all director nominees.

Under the rules of the New York Stock Exchange (the “Exchange”) that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the Exchange. These votes by brokerage firms are considered as votes cast in determining the outcome of any discretionary proposal. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a “broker non-vote” on the proposal. “Broker non-votes” are considered in determining whether a quorum exists at the Annual Meeting, but are not considered as votes cast in determining the outcome of any proposal. We believe that Proposal 3 is the only discretionary proposal.

In summary, if you do not vote your proxy, your brokerage firm or other nominee may either:

•	vote your shares on routine matters (Proposal 3) and cast a “broker non-vote” on non-routine matters (Proposals 1 and 2); or

•	leave your shares unvoted altogether.

We encourage you to provide instructions to your brokerage firm or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Annual Meeting.

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As of April 14, 2016, our directors and executive officers held or controlled approximately 185,523 shares of our common stock, constituting approximately 0.34% of the outstanding common stock. As of April 14, 2016, our directors and executive officers did not hold or control any shares of our preferred stock. We believe that these holders will vote all of their shares of common stock in accordance with the Board’s recommendations on each of the proposals.

How does the Board recommend that I vote?

The Board recommends that you vote your shares “FOR” Proposals 2 and 3 and all of the director nominees.

Can my shares be voted on matters other than those described in this Proxy Statement?

  Only under limited circumstances. We have not received proper notice of, and are not aware of, any business to be transacted at the Annual Meeting other than as indicated in this Proxy Statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

How do I vote my shares without attending the Annual Meeting?

Shareholders of record can vote as follows:

•	Via the Internet: Shareholders may vote through the Internet by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

•	By Telephone: Shareholders may vote by telephone by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

•	By Mail: Those shareholders who receive a paper proxy card in the mail may sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided with the mailed proxy materials. If you have misplaced your return envelope or need to return a proxy card from outside the United States, you may mail your proxy card to the address listed on the proxy card.

•	At the Meeting: If you attend the Annual Meeting, you may vote in person by ballot, even if you have previously returned a proxy card or otherwise voted.

If your shares are held in “street name” through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Please follow the directions you are given carefully so your vote is counted. “Street name” shareholders who wish to vote in person at the Annual Meeting will need to obtain a proxy form from the institution that holds your shares and present it to the inspector of elections with your ballot.

How do I vote my shares in person at the Annual Meeting?

If you are a shareholder of record and prefer to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification to the Annual Meeting. You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or proxy card so your vote will be counted even if you later decide not to attend the Annual Meeting.

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May shareholders ask questions at the Annual Meeting?

Yes. Representatives of the Company will answer a limited number of shareholders’ questions of general interest at the end of the Annual Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?

Yes. If you vote by mail, Internet or telephone, you may later change your vote and revoke your proxy card by:

•	Sending a written statement to that effect to the Secretary of the Company that is received before the commencement of the Annual Meeting on June 8, 2016;
•	Voting again via the Internet or telephone;
•	Submitting a properly signed proxy card with a later date;
•	Voting in person at the Annual Meeting; or
•	If you hold shares through a bank or brokerage firm, by contacting your financial institution and following its procedure to revoke your prior voting instructions.

Where can I find the voting results of the meeting?

We will announce preliminary voting results at the Annual Meeting. We will publish the final results in a report on Form 8-K that we will file with the SEC shortly after the Annual Meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees

Our Board currently consists of four members. The Board of Directors oversees our business affairs and monitors the performance of management. In accordance with basic principles of corporate governance, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman, key executive officers and our principal external advisers (legal counsel, auditors, and other professionals), by reading reports and other materials that are sent to them and by participating in Board and committee meetings.

The Board, on the recommendation of the Nominations and Corporate Governance Committee, has nominated the following four existing members of the Board for re-election to the Board at the Fiscal 2016 Annual Meeting: Thomas C. LaVoy, Philip J. Vitale, M.D., Michael W. McCormick and Alan Hoffmann. If elected as a director at the Annual Meeting, each of the nominees would serve a one-year term expiring at the Fiscal 2017 Annual Meeting of Shareholders and until his successor has been duly elected and qualified. There are no family relationships among our directors, nominees for director or our executive officers.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the Board, upon the recommendation of the Nominations and Corporate Governance Committee, may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

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The Board unanimously recommends that the shareholders vote “FOR” Proposal 1 to elect Thomas C. LaVoy, Philip J. Vitale, M.D., Michael W. McCormick and Alan Hoffmann as directors for a one year term expiring at the Fiscal 2017 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Directors

Set forth below is certain information as of April 14, 2016 regarding our current directors that have been nominated for re-election, including biographical information.

Mr. LaVoy took office in July 2005 and began service as Chairman on January 7, 2016, Dr. Vitale took office in January 2014, Mr. McCormick took office in June 2015 and Mr. Hoffmann took office in January 2016.

Name	Age	Position Held	Term
Thomas LaVoy	56	Chairman, Chief Executive Officer	Annual
Philip J. Vitale	70	Director	Annual
Michael W. McCormick	53	Director	Annual
Alan Hoffmann	55	Director	Annual

Thomas LaVoy – Mr. LaVoy has been a Director of the Company since 2005 and served as Chair of the Audit Committee until his resignation from the Audit Committee Chair position and all other Board committees effective January 13, 2016. He was appointed Chairman of the IsoRay Board effective January 7, 2016 and took office as Chief Executive Officer of the Company on February 15, 2016. Mr. LaVoy served as Deputy Chief Operations Officer and President of Corporate Services of Veolia Transportation on Demand (VTOD), the parent company of SuperShuttle International Inc. and its subsidiaries, from January 2014 to February 2016. He concurrently served as Chief Financial Officer of SuperShuttle International, Inc. and its subsidiaries from July 1997 and as Secretary from March 1998, resigning from both positions in February 2016. VTOD through SuperShuttle is the largest shuttle transportation company in the US in addition to operating bus and cab services throughout the US. He has also served as a director of Alanco Technologies, Inc. (OTCBB: ALAN) since 1998 and served on its audit committee from 2012 to 2015. From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of NASDAQ-listed Photocomm, Inc. Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983. Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, Minnesota, and is a Certified Public Accountant (Inactive) in the State of Minnesota. Mr. LaVoy brings over 25 years of CFO experience for progressively growing companies in multiple industries to his service on the Company’s Board.

Philip Vitale, MD – Dr. Vitale has been a Director of the Company since 2014 and is a board certified urologist. He practiced Urology from 1978 to 2005 at Lovelace Health Systems in Albuquerque. He also served on the Board of Governors for 9 years and held various administrative positions including Chief Medical Officer and Senior Vice President at Lovelace. He was a staff urologist at Albuquerque VA Medical Center from 2005 until his retirement in November 2014. He served as Chief of the Urology section from 2008 to November 2013. Dr. Vitale was also an Assistant Professor at the University of New Mexico, Division of Urology. He is a member of the American Urological Association and the South Central Section of the American Urological Association. Prior to his retirement, Dr. Vitale’s clinical trials included: chemotherapy after prostatectomy (cap); a phase III randomized study for high risk prostate carcinoma; RTOG 0415 a phase III randomized study of hypofractionated 3d-crt/IMRT versus conventionally fractionated 3d-crt/IMRT in patients with favorable-risk prostate cancer; RTOG 0815 a phase III prospective randomized trial of dose-escalated radiotherapy with or without short-term androgen deprivation therapy for patients with intermediate-risk prostate cancer; and YP19A1 gene and pharmacogenetics of response to testosterone therapy. Dr. Vitale holds a B.A. in Biology from LaSalle College and obtained his M.D. from the New Jersey College of Medicine and Dentistry. He received his M.S. in Health Services Administration from the College of St. Francis. Dr. Vitale brings to the Board medical expertise in the industries the Company is targeting.

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Michael McCormick – Mr. McCormick has been a Director of the Company since 2015 and brings over 25 years of senior executive positions in global management, sales, and marketing to the Company. He is currently the CEO of Glukos, one of the fastest growing food energy products in the U.S. He also serves as a founder and partner of GO Intellectual Capital, an advisory firm specializing in medical, aviation, and financial services. GO Intellectual Capital recently provided consulting services to DJO Global, a medical device and services company, to expand its product assortment, add new channels of distribution, and market new category opportunities. Previous to his service with Glukos and GO, Mr. McCormick served as Executive Vice President of Global Sales and Marketing for Columbia Sportswear from 2006-2012, where his team successfully launched several new patented technologies, including Omni-Heat® Reflective and Omni-Freeze® Zero. During Mr. McCormick’s tenure, Columbia built an intellectual property portfolio with over 200 patents. Mr. McCormick started his career with Nike, working in several senior management roles and ultimately becoming the Director of National Sales, US, prior to his departure in 1999. He also served as Chief Marketing Officer of Golf Galaxy from 2003-2006 and Executive Vice President of Global Sales and Marketing of Callaway Golf from 2000-2003. Mr. McCormick brings over 25 years of marketing experience in a diverse group of industries to his service on the Company’s Board.

Alan Hoffmann - Mr. Hoffmann has been a Director of the Company since January 2016. He brings over 26 years of public accounting experience to the Company and the Board. He is the owner of Alan Hoffmann, CPA, PC, a certified public accounting firm he founded in 1996. The firm performs audits and reviews of private companies. In addition, Mr. Hoffmann currently serves as CFO for Cognitive Research Corporation, a privately-held, full-service contract research organization that specializes in central nervous system product development for pharmaceutical, nutraceutical, biotechnology and medical device companies. In 2011, he served as CFO for an international manufacturing company, Kinematics Manufacturing, Inc. His prior employment included Price Waterhouse from 1985-1989, where he held multiple positions including Senior Tax Analyst, and Tax Manager from 1989-1996 in public accounting. After receiving his undergraduate accounting degree with honors from the University of Wisconsin-Milwaukee in 1985, he became a Certified Public Accountant in 1989. He also served in the United States Marine Corps and was honorably discharged in 1985.

Board Leadership Structure

Our CEO also serves as Chairman of our Board of Directors. The Board has determined that this structure is appropriate because it believes that at this time it is optimal to have one person speak for and lead the Company and the Board, and that the CEO should be that person. We believe that the strength of our independent directors and our overall governance practices minimize any potential conflicts that otherwise could result from combining the positions of Chairman and CEO.

Risk Oversight

Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Board as a whole exercises its oversight responsibilities with respect to strategic, operational and competitive risks, as well as risks related to crisis management and executive succession issues. The Board has delegated oversight of certain other types of risks to its committees. The Audit Committee oversees our policies and processes relating to our financial statements and financial reporting, risks relating to our capital, credit and liquidity status, and risks related to related person transactions. The Compensation Committee oversees risks related to our compensation programs and structure, including our ability to motivate and retain talented executives. The Nominations and Corporate Governance Committee oversees risks related to our governance structure and succession planning for Board membership.

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In addition, our Compensation Committee has reviewed risks related to our compensation programs and structure, and has determined that the Company’s compensation policies and practices do not encourage excessive or unnecessary risk taking reasonably likely to result in a material adverse effect on the Company.

We believe that our Board leadership structure as discussed above promotes effective oversight of the Company’s risk management for the same reasons that we believe the structure is most effective for the Company in general, namely, by providing unified leadership through a single person, while allowing for input from our independent directors, all of whom are fully engaged in Board deliberations and decisions.

Board Committees and Meetings

During the fiscal year ended June 30, 2015, the Board held four regularly scheduled and special meetings and took action by written consent three times. The Board has an Audit Committee, a Compensation Committee and a Nominations and Corporate Governance Committee.

Audit Committee. The Audit Committee is responsible to the Board for the areas of audit and compliance and oversees the Company’s financial reporting process, including monitoring the integrity of the financial statements and the independence and performance of the auditors and supervises the Company’s compliance with legal and regulatory requirements. The Committee operates under a charter approved by the Board. The Committee’s Charter as approved by the Board was attached as Appendix A to the Proxy Statement for the Annual Meeting held in February 2015. The current members of the Audit Committee are Mr. Hoffmann (Chairman), Dr. Vitale and Mr. McCormick. The Board has determined that Mr. Hoffmann is an “audit committee financial expert” as defined under SEC rules. The Board has affirmatively determined that none of the members of the Audit Commitee have a material relationship with the Company that would interfere with the exercise of independent judgment and each of the members of the Audit Committee are “independent” as independence is defined in Section 121(A) of the listing standards of the NYSE MKT and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Compensation Committee. The Compensation Committee is responsible for establishing and reviewing the compensation and employee benefit policies of the Company. The members of the Compensation Committee are Dr. Vitale (Chairman), Mr. McCormick and Mr. Hoffmann, each of whom are “independent” directors within the meaning of SEC rules and NYSE MKT listing standards. The Committee operates under a charter approved by the Board. The Committee’s Charter as approved by the Board was attached as Appendix A to the Proxy Statement for the Annual Meeting held in March 2014. The Compensation Committee reviews and recommends to the Board for approval the compensation for the Company’s Chief Executive Officer and all of its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company’s equity incentive plans. The Compensation Committee, among other things, reviews the candidates that the CEO recommends to the Board to whom awards will be made under the Company’s equity incentive plans, determines the number of options to be awarded, and the time, manner of exercise and other terms of the awards. Although the Committee’s charter authorizes the committee to retain an independent consultant, no third party compensation consultant was engaged for fiscal year 2015.  The Chief Executive Officer provides input to the Compensation Committee with respect to the individual performance and compensation recommendations for all executive officers and employees.

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Nominations Committee. The Nominations and Corporate Governance Committee consists of three directors who have each been determined to be “independent” as defined by applicable SEC rules and NYSE MKT listing standards. Mr. McCormick (Chairman), Dr. Vitale and Mr. Hoffmann currently serve on the Nominations and Corporate Governance Committee. The Committee identifies and solicits recommendations from management of qualified individuals as prospective Board members. The Committee also recommends the director nominees to the Board for election at the annual meeting of shareholders. The Committee oversees the annual review and evaluation of the performance of the Board and its committees, and develops and recommends corporate governance guidelines to the Board. In addition, the Committee examines, evaluates, and monitors the independence of directors for general Board positions as well as for specific committee duties, and evaluates specific qualifications for members serving as audit committee financial experts. The Committee’s charter as approved by the Board was attached as Appendix B to the Proxy Statement for the Annual Meeting held in February 2015.

The Board and its committees may retain outside advisors as they determine necessary to fulfill their responsibilities. All committees report their activities to the full Board. Each committee charter is posted on the IsoRay website – www.isoray.com.

Each current Board member attended at least 75% of the aggregate meetings of the Board and of the Committees on which he served that were held during the period for which he was a Board or Committee member in the Company’s fiscal year ended June 30, 2015.

The following table summarizes the membership of the Board and each of its committees as of the date of this proxy statement, as well as the number of times each committee met or took action by written consent during the fiscal year ended June 30, 2015.

	Board	Audit	Compensation	Nominations
Thomas LaVoy	Chair
Philip Vitale, M.D.	Member	Member	Chair	Member
Michael McCormick	Member	Member	Member	Chair
Alan Hoffmann	Member	Chair	Member	Member
Number of Meetings Held and Consents Taken in Fiscal 2015	7	4	2	2

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Executive Sessions

Pursuant to the listing standards of the NYSE MKT, the independent directors are required to meet at least annually in executive sessions. During fiscal 2015, the Board held one executive session.

Report of the Audit Committee of the Board of Directors

The Audit Committee consists of three outside directors, each of whom has been determined to be financially literate and meets the independence standards for members of public company audit committees set forth in SEC rules adopted under the Sarbanes-Oxley Act of 2002 and applicable NYSE MKT listing standards. The Committee operates under a written charter adopted by the Board. Committee members are independent directors Alan Hoffmann (Chair) who took office in January 2016, Philip J. Vitale, M.D. and Michael W. McCormick. Mr. Hoffmann has been determined to be qualified as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with generally accepted auditing standards and issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

The Committee provides assistance to the Board in fulfilling its oversight responsibilities relating to corporate accounting and reporting practices of the Company toward assurance of the quality and integrity of its consolidated financial statements. The purpose of the Committee is to serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; oversee, review and appraise the audit activities of the Company’s independent auditors and internal auditing function; and maintain complete, objective and open communication between the Board, the independent accountants, financial management, and the internal audit function. The Audit Committee met four times during the 2015 fiscal year.

The Company’s independent auditor reports directly to the Committee. The Audit Committee is solely responsible to appoint or replace the Company’s independent auditor, and to assure the auditor’s independence and to provide oversight and supervision thereof. The Committee determines compensation of the independent auditor and has established a policy for approval of non-audit related engagements awarded to the independent auditor. Such engagements must not impair the independence of the auditor with respect to the Company, as prescribed by the Sarbanes-Oxley Act of 2002; thus payment amounts are limited and non-audit related engagements must be approved in advance by the Committee. The Committee determines the extent of funding that the Company must provide to the Committee to carry out its duties, and has determined that such amounts were sufficient in fiscal 2015.

With respect to the fiscal year ended June 30, 2015, in addition to its other work, the Committee:

•	Reviewed and discussed with management the audited consolidated financial statements of the Company as of June 30, 2015 and the year then ended;
•	Discussed with DeCoria, Maichel & Teague, P.S. the matters required to be discussed by Auditing Standards No. 16, “Communications and Audit Committees” as adopted by the Public Company Accounting Oversight Board (the “PCAOB”); and
•	Received from DeCoria, Maichel & Teague, P.S. the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning independence. In addition, discussed with the auditors the firm’s independence and determined that independence had been maintained.

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The Committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2015 for filing with the SEC.

AUDIT COMMITTEE
Thomas LaVoy, Former Chair (Until January 2016)
Philip J. Vitale, M.D.
Michael W. McCormick

The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

Nomination Process

The Nominations and Corporate Governance Committee is the nominating committee of the Board. The Committee is governed by the Company’s Articles of Incorporation and Bylaws with respect to the nominations process. The Committee is responsible for recommending nominees for nomination by the Board for election to the Board. The Committee will consider nominations from shareholders, provided that such nominations are received by the Company’s Secretary in accordance with the Articles of Incorporation, the Bylaws, and the date set in the prior year’s proxy statement.

The Committee will perform the following duties with respect to director nominations: (a) consider the criteria for identifying and recommending individuals who may be nominated for election to the Board; (b) provide a recommendation to the Board of the slate of nominees for election to the Board; (c) as the need arises, make recommendations to fill vacancies and actively seek individuals qualified to become Board members; and (d) consider shareholder nominations for the Board when properly submitted in accordance with the Company’s Articles of Incorporation and Bylaws.

The Committee will consider candidates for the Board who are recommended by its members, other Board members, shareholders and management, as well as those identified by any third party search firm the Company may retain to assist in identifying and evaluating possible candidates. The Committee evaluates candidates recommended by shareholders in the same manner that it evaluates other candidates. The Committee’s evaluations will be based upon several criteria, including the candidate’s broad-based business and professional skills and experiences; commitment to representing the long-term interests of shareholders; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics; personal integrity and judgment; and practical wisdom and sound judgment. Candidates should have reputations, both personal and professional, consistent with the Company’s image and reputation.

At a minimum, the majority of directors on the Board should be “independent,” not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the medical isotope industry. Accordingly, the Committee seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. The Company does not have a formal policy related to consideration of diversity in identifying director nominees.

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The Committee will utilize the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors whose terms of office are set to expire, the Committee will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the members of the Committee will be polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by Company shareholders and may also engage, if the Committee deems appropriate, a professional search firm. The Committee will then meet to discuss and consider these candidates’ qualifications and then choose a candidate to recommend by majority vote. To date, the Board and the Committee have not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary.

Compensation Discussion & Analysis

Note that the discussion below speaks as of the filing date of the Company’s Form 10-K for the fiscal year ended June 30, 2015, and does not reflect the changes to the Company’s Board of Directors and executive officers that occurred after that date. Furthermore, many of the policies implemented in fiscal 2015 have now changed in fiscal 2016, including but not limited to the following:

•	We have entered into employment agreements with our new CEO and other employees, and believed it was necessary to do so to attract qualified individuals to join the Company; and

•	Our discretionary option grants available to the CEO are no longer based on the success of oversight of investment banks or others in the capital raising business or in cutting costs, but instead are based on increasing revenues.

A full discussion of the new policies as further developed throughout the end of fiscal 2016 will be disclosed in the proxy statement and Form 10-K circulated after the close of fiscal 2016.

Overview of Our Compensation Process

We design our named executive officer compensation programs to attract, motivate and retain the key executives who drive our success and help us maintain a strong position in our industry. We are committed to industry standards for the region in which we operate for base pay, and equity payable to our named executive officers based on our ability to raise capital and cut costs. In addition, we design our named executive compensation to encourage long-term commitment by our named executive officers to IsoRay.

Please read the “Executive Compensation” section of this proxy statement, beginning on page 23. That section of the proxy statement, which includes our named executive officer compensation tables and related narrative discussion, provides historical details on our compensation programs and policies for our named executive officers. The executive officers named in the summary compensation table and deemed to be a “named executive officer” are Dwight Babcock, Brien Ragle, and William Cavanagh.

The compensation paid to the Company’s named executive officers is intended to align their interests with the long term interests of the Company’s shareholders and is based on a pay-for-performance philosophy. It is straightforward, consisting principally of salary, which must be competitive to retain the skills and experience of excellent employees, and equity compensation to encourage long term commitment and team performance. Not all elements of our compensation package may be provided every year, depending on the performance of the Company and the executive.

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Highlights of our named executive officer compensation programs and policies are as follows:

•	We generally do not enter into employment agreements with our named executive officers, which results in a lack of severance pay obligations, lack of change in control payments, and the ability of the Board and the CEO to dismiss named executive officers at will, all of which the Board believes ultimately can save the Company ongoing severance obligations and encourage performance by the named executive officers.

•	The discretionary option grants available to our CEO are linked to the success of the Company in overseeing and selecting investment banking firms in raising capital and reducing costs.

•	The compensation of our named executive officers is not linked to the performance of the Company, except for discretionary bonuses and option grants, but is instead based on our ability to obtain executives with the experience necessary and willingness to work for a company located in a small community with limited access to a major metropolitan center.

•	The compensation of our CFO is less than the industry norm for a CFO, as our CFO does not have past CFO experience.

•	We provide named executive officers with long-term incentives in the form of stock options. These equity-based awards, which generally vest over a period of three years (except for grants to our CEO which vest immediately), link compensation with the long-term price performance of our stock, and also provide a substantial retention incentive.

•	We do not provide perquisites to our named executive officers.

Company Background

Historically, our revenue has been difficult to predict and we have not shown a profit for any quarter since the inception of our Company. When the entire prostate cancer brachytherapy industry began to experience annual deceases in demand, our business also suffered declines. These declines were exacerbated by the emergence of alternative radiation therapies which provided greater remuneration to the physician than our brachytherapy solution.

Our CEO, with the assistance of our management team, had the foresight to expand the use of the Company’s products to also include treating brain, gynecologic, lung and other cancers with our brachytherapy products. These non-prostate treatments required significant capital for research and development, protocols and studies. Acceptance by medical professionals unfamiliar with our products is a long term process.

As a consequence of the combination of (i) a decline in the prostate market due to macro-economic factors; and (ii) the need to deploy significant resources in non-prostate applications, our compensation programs have not been structured to award pay increases, bonuses, or stock options based on revenues or profits. Instead, our compensation has rewarded capital raises and cutting costs. Capital is critical to fund new applications. Cost cutting is important as we face a declining prostate market.

This Compensation Discussion and Analysis describes our compensation objectives, our executive compensation process and our policies and actions with respect to each compensation element. We describe the rationale for compensation decisions made in fiscal year 2015 with respect to our Chief Executive Officer, our Chief Financial Officer and our Vice-President of Research and Development, whom we refer to as our named executive officers or NEOs.

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Our Executive Compensation Program

Program Objectives. We design our executive compensation program to achieve the following objectives:

•	Motivate and reward executives whose knowledge, skills and performance are essential to our success;

•	Align the performance of our executives and the interests of our shareholders;

•	Recruit and retain executive talent; and

•	Support the corporate business strategy by rewarding cost control measures and capital raising results.

Compensation Process. The Compensation Committee of our Board has the primary responsibility for determining compensation of our executives. Our Board has determined that each member of our Compensation Committee is “independent” as that term is defined by applicable NYSE MKT rules, is an “outside director” as defined in Section 162(m) of the Internal Revenue Code, or the Code, and a “non-employee” director as defined under Section 16 of the Exchange Act.

Our Compensation Committee determines all compensation matters for our named executive officers, including base salary, bonuses, and equity compensation. Utilizing input from our Chief Executive Officer, the Compensation Committee makes an independent decision on compensation for each executive other than the CEO. The Compensation Committee also primarily relies on the judgment of the Chief Executive Officer in making compensation determinations of our non-executive staff. The primary goal of our Compensation Committee is to closely align the interests of our named executive officers and staff with those of our shareholders. The Compensation Committee assesses performance on a number of subjective and objective factors.

In making decisions regarding executive compensation, our Compensation Committee considers, among other things:

•	Past compensation levels of each executive and the executives as a group;

•	Consistency of current compensation with previous compensation decisions and benchmarks;

•	Existing levels of stock and stock option ownership among our executives, previous stock option grants and vesting schedules to ensure executive retention and alignment with shareholder interests;

•	Management recommendations;

•	General trends in executive compensation; and

•	Meeting ongoing cost control and capital raise objectives.

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The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance and reports its evaluation to the Board. The Board reviews the Compensation Committee’s evaluation and recommendation and also evaluates the Chief Executive Officer’s performance according to the goals and objectives established periodically by the full Board. This review serves as the basis for the recommendation of the Compensation Committee on Chief Executive Officer compensation.

The Compensation Committee did not engage an independent compensation consultant to evaluate executive compensation. It did not survey healthcare industry data or complete a peer group comparison.

Compensation Components. Our executive compensation primarily consists of base salary, bonuses and long-term equity-based compensation.

The factors our Compensation Committee considered for each of our executives in fiscal 2015 included:

•	Overall corporate performance during fiscal 2015 in achieving certain non-financial milestones;

•	The roles and responsibilities of our executives in helping the Company meet these milestones;

•	The additional roles and responsibilities of our executives;

•	The individual experience and skills of our executives; and

•	The location of the Company in a small city and the fact that we are a much smaller company than any of our competitors.

We have an executive compensation philosophy and goals based on attracting, retaining and rewarding our executive officers. In addition, we believe that executive compensation should be linked to corporate performance and accomplishments that increase shareholder value. As such, our executive compensation policy focuses on aligning the interests of our executive officers with the long-term interests of our shareholders and with our corporate strategies and goals.

Base salaries of executive officers are reviewed and approved annually by our Compensation Committee and adjustments are made based on (i) salary recommendations from our Chief Executive Officer, (ii) individual performance of executive officers for the previous fiscal year, and (iii) historical pay. In addition, in establishing the total compensation package for our Chief Executive Officer, the Compensation Committee pursues the same objectives and policies that apply for our other executive officers.

Base Salary

Base salary reflects job responsibilities, value to us and individual performance, taking into consideration the need to attract and retain our executives. We determine salaries for our named executive officers initially by reference to each executive’s previous year’s salary. The Compensation Committee determines any increase over these salaries based upon recommendations of our Chief Executive Officer, except in the case of the Chief Executive Officer’s own compensation. The Compensation Committee generally reviews base salaries of our executives annually and adjusts salaries from time to time to realign salaries with perceived market increases and individual performance.

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Achievement of individual and corporate accomplishments along with the executive officer’s level of responsibility, competitive factors and our internal policies regarding salary increases were considered regarding fiscal 2015 salary increases.

Merit-based salary increases for fiscal 2015 were two and one-half percent (2.5%) for Dwight Babcock, Brien Ragle and William Cavanagh. In June 2015, we set the annual base salary for fiscal 2016 for Dwight Babcock, our President and Chief Executive Officer, at $301,000, for Brien Ragle, our Chief Financial Officer, at $130,000, and for William Cavanagh, our Vice President of Research and Development, at $163,116.

Performance-Based Annual Bonus

We provide for an annual cash incentive that reinforces our pay-for-performance approach. This incentive compensation is a short-term incentive program that rewards achievement. Annual incentive awards are awarded at the sole determination of the Compensation Committee (on behalf of the Board) based on the actual and measurable performance of the Company based on a set of corporate objectives for the previous year.

This past year we did not award any cash incentives and bonuses. Instead, the Compensation Committee requested the CEO to provide some suggested objective quarterly performance goals so that a bonus plan could be structured. The Compensation Committee now believes that the Company has finally reached the stage where it can base bonuses on revenue increases. Effective for the quarter ending September 30, 2015, each named officer will earn a quarterly bonus of three percent (3%) of their annual base salary for a fifteen percent (15%) or greater increase in revenue from the prior fiscal year’s comparable quarter. Also, effective for the year ending June 30, 2016, each named officer will earn a bonus of three percent (3%) of their annual base salary for a fifteen percent (15%) or greater increase in revenue over the prior fiscal year. The Compensation Committee will closely monitor the results of this incentive plan this year to determine if it provides a better incentive than the subjective bonuses paid historically from time to time.

Fiscal 2014 and 2015 accomplishments taken into account by the Compensation Committee to determine overall corporate performance included the following:

1.	Maintained controls over expenses.
2.	Achieved annual revenue growth.
3.	Received FDA clearance for our liquid Cesium-131.
4.	Performed the first GliaSite case utilizing Cs-131.
5.	Selected for the Russell Microcap Index.
6.	First patient ever was implanted with Cs-131 combined with the C-4 spacer.
7.	First veterinary case performed on a horse.
8.	Several first ever peer reviewed publications were issued.
9.	2 new focal prostate studies initiated (Moran and UPMC).
10.	Established new Italian distributor.
11.	Received Greek license to ship products.
12.	Introduced Cs-131 in Russia in new cancer medical center grand opening.
13.	CE Mark audit completed with no warnings.
14.	Upgraded manufacturing and enterprise systems with redundancy.
15.	Participated in 6 industry shows.

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Long-Term Equity-Based Incentive Compensation

Our long-term incentive program provides an annual award, with the potential for periodic awards, which is performance based. The objective of the program is to align compensation for named executive officers over a multi-year period directly with the interests of our shareholders by motivating and rewarding creation and preservation of long-term shareholder value. We believe that we can maximize our long-term performance best if we tie the value of the long-term benefits our executives receive to our long-term performance.

The sole form of equity compensation to our executive officers are stock options. Our Compensation Committee receives preliminary recommendations for equity-based awards from our Chief Executive Officer. Our Compensation Committee then reviews the recommendations and recommends equity-based awards for all of our officers, including our Chief Executive Officer and the other named executive officers, to our Board for approval.

Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued service with us in accordance with the terms of our equity incentive plans, and generally vest over three years (other than for the CEO whose options vest immediately). We do not grant stock options that have exercise prices below the fair market value of our common stock on the date of grant. We do not reduce the exercise price of stock options if the price of our common stock subsequently declines below the exercise price unless we first obtain shareholder approval. However, we do adjust the exercise price of previously granted stock options to reflect recapitalizations, stock splits, mergers, and similar events as permitted by the applicable stock plans.

We typically grant stock options on an annual basis as part of annual performance reviews of our employees. We grant equity incentive compensation to our executive officers because we believe doing so will motivate our executives by aligning their interest more closely with the interest of our shareholders.

On June 18, 2015, we granted stock options to purchase 50,000 shares, 20,000 shares, and 20,000 shares of our common stock to Dwight Babcock, Brien Ragle, and William Cavanagh, respectively, at an exercise price of $1.47 per share.

Other Aspects of Our Compensation Philosophy

Other Benefits. We provide our named executive officers with the same employee benefits that all of our other employees receive under our broad-based benefit plans. These plans provide for health benefits, life insurance and other welfare benefits.

Perquisites. We do not provide our named executive officers with any retirement or welfare plan benefits that we do not provide to all of our other employees.

Risks Related to Compensation Policies and Practices

The Compensation Committee has considered whether our overall compensation program for employees in 2015 creates incentives for employees to take excessive or unreasonable risks that could materially harm our Company. We believe that several features of our compensation policies for management employees appropriately mitigate such risks, including a mix of long- and short-term compensation incentives that we believe is properly weighted, and the uniformity of compensation practices across our Company, which the Compensation Committee regards as setting an appropriate level of risk taking for us. We also believe our internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing us to a harmful long-term business transaction in exchange for short-term compensation benefits.

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Recoupment Policy

In order to align further management’s interests with the interests of our shareholders and to support good corporate governance practices, the Board has adopted a recoupment policy. Subject to rules of the SEC and NYSE MKT, in the event that we are required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the federal securities laws, we will form a committee of the non-management directors to determine whether we will recover from any of our current or former executive officers, as determined in accordance with such rules, who received performance-based compensation (including stock options awarded as compensation) during the period for which we are required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement. The committee may also take any other actions authorized by our Executive Compensation Clawback Policy.

Compensation Committee Report

This report is filed in accordance with Item 407(e)(5) of Regulation S-K, should be read in conjunction with the other information relating to executive compensation which is contained elsewhere in this Proxy Statement and is not repeated here.

In this context, the Compensation Committee hereby reports as follows:

1.	The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management.

2.	Based on such review and discussions referred to in paragraph (1), the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Form 10-K for the fiscal year ended June 30, 2015, which is in turn included in this Proxy Statement.

Respectfully submitted by the Compensation Committee
of the Board of Directors,

Philip Vitale, MD (Chair)
Thomas LaVoy (served until January 2016)
Michael McCormick

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or was during fiscal year 2015 an employee, or is or ever has been an officer of our Company. None of our executive officers has served during fiscal year 2015 as a director or a member of the Compensation Committee of another company.

Shareholder Approval of Executive Compensation

The Company’s last shareholder advisory vote to approve the compensation of its NEOs was held at the Annual Meeting on March 5, 2014.  The Board determined in 2014 to hold subsequent advisory votes every three years, and as a result, the next shareholder advisory vote to approve the compensation of its NEOs will be held at the Annual Meeting to occur in 2017. The next shareholder advisory vote on the frequency of future shareholder advisory votes on the compensations of the Company’s NEOs will be held at the Annual Meeting to occur in 2020.

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Director Compensation

Director Compensation – Fiscal Year 2015

	Fees earned			Non-equity	Non-qualified
	or paid in	Stock	Option	incentive plan	deferred	All other
	cash	awards	awards	compensation	compensation	compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Thomas LaVoy (1)	52,000	-	-	-	-	-	52,000
Michael McCormick (2)	433	-	28,548	-	-	-	28,981
Philip Vitale MD	28,433	-	-	-	-	-	28,433

(1)	Mr. LaVoy received an additional $2,000 per month for serving as Audit Committee Chairman.
(2)	Mr. McCormick received payment for his service as a non-employee director beginning when his Board service and service on committees of the Board commenced on June 18, 2015.

Fiscal Year 2015 Board Compensation

•	Monthly Independent Director Compensation was $2,000
•	Additional Monthly Audit Committee Chairman Compensation was $2,000
•	In-Person Attendance per Board Meeting was $1,000
•	Telephonic Attendance per Board Meeting was $500
•	Committee Meeting Attendance per Meeting was $500

Options to Purchase Shares of Common Stock Outstanding as of June 30, 2015

•	Thomas LaVoy	150,000
•	Philip Vitale MD	25,000
•	Michael McCormick	25,000

Board Compensation Effective June 18, 2015

•	Monthly Independent Director Compensation was $3,000
•	Additional Monthly Audit Committee Chairman Compensation was $1,000
•	In-Person Attendance per Board Meeting was $1,000
•	Telephonic Attendance per Board Meeting was $500
•	Committee Meeting Attendance per Meeting was $500

Code of Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our officers, directors and employees and a separate Code of Ethics for Chief Executive Officer and Senior Financial Officers that supplements our Code of Conduct and Ethics.

The Code of Conduct and Ethics was previously filed as Exhibit 14.1 to our Form 10-KSB for the period ended June 30, 2005, and the Code of Ethics for Chief Executive Officer and Senior Financial Officers was previously filed as Exhibit 14.2 to this same report. The Code of Ethics for Chief Executive Officer and Senior Financial Officers is also available to the public on our website at http://www.isoray.com. Each of these policies comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-K promulgated by the Securities and Exchange Commission. Any amendments to or waivers of the Codes will be promptly posted on our website at www.IsoRay.com or in a report on Form 8-K, as required by applicable laws.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company’s common stock and voting preferred stock as of April 14, 2016 for (a) each person known by the Company to be a beneficial owner of five percent or more of the outstanding common or Series B preferred stock of the Company, (b) each executive officer, director and nominee for director of the Company, and (c) directors and executive officers of the Company as a group. As of April 14, 2016, the Company had 55,010,619 shares of common stock and 59,065 shares of Series B preferred stock outstanding. Except as otherwise indicated below, the address for each listed beneficial owner is c/o IsoRay, Inc., 350 Hills Street, Suite 106, Richland, Washington 99354.

Common Stock Share Ownership
Name of Beneficial Owner	Common Shares Owned	Common Stock Options(1)	Percent of Class (2)
Thomas LaVoy, CEO & Chairman	143,523	400,000	0.99%
Brien Ragle, CFO	-	70,332	0.13%
William Cavanagh III, COO	-	26,659	0.05%
Philip J. Vitale, M.D., Director	20,000	25,000	0.08%
Michael W. McCormick, Director	22,000	25,000	0.09%
Alan Hoffmann, Director	-	25,000	0.05%

Directors and Executive Officers as a group	185,523	571,991	1.39%

1)	Only includes those common stock options that could be exercised for common stock within 60 days after April 14, 2016.
2)	Percentage ownership is based on 55,010,619 shares of Common Stock outstanding on April 14, 2016. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after April 14, 2016 are deemed outstanding for computing the percentage ownership of the person or group holding such options, but are not deemed outstanding for computing the percentage ownership of any other person or group.

Series B Preferred Stock Share Ownership

	Series B
	Preferred
	Shares	Percent of
Name of Beneficial Owner	Owned	Class (1)
Aissata Sidibe (2)	20,000	33.86%
William and Karen Thompson Trust (3)	14,218	24.07%
Jamie Granger (4)	10,529	17.83%
Hostetler Living Trust (5)	9,479	16.05%
Leslie Fernandez (6)	3,688	6.24%

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1)	Percentage ownership is based on 59,065 shares of Series B Preferred Stock outstanding on April 14, 2016.
2)	The address of Ms. Sidibe is 229 Lasiandra Ct, Richland, WA 99352.
3)	The address of the William and Karen Thompson Trust is 285 Dondero Way, San Jose, CA 95119.
4)	The address of Jamie Granger is 53709 South Nine Canyon Road, Kennewick, WA 99337.
5)	The address of the Hostetler Living Trust is 9257 NE 175th Street, Bothell, WA 98011.
6)	The address of Leslie Fernandez is 2615 Scottsdale Place, Richland, WA 99352.

No officers or directors beneficially own shares of any class of Preferred Stock.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the Exchange Act) requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission (the Commission) initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

We believe that IsoRay’s executive officers, directors and 10% shareholders timely complied with their filing requirements during the year ended June 30, 2015, except as follows – Fredric Swindler (one Form 4 with one transaction); William Cavanagh (two Form 4s each with one transaction); Brien Ragle (one Form 4 with one transaction) and Thomas LaVoy (one Form 4 with one transaction). Each of these Form 4s was filed late.

Executive Officers

Set forth below is certain information as of April 14, 2016 regarding our current executive officers, including biographical information.

Mr. LaVoy took office as Chief Executive Officer on February 15, 2016, Mr. Ragle became our principal accounting officer and principal financial officer on October 2, 2009 and was promoted to Chief Financial Officer on October 1, 2013, and Mr. Cavanagh was deemed to be an executive officer by the Board effective October 12, 2010 and was promoted to Chief Operating Officer on March 3, 2016. Our Board appoints our officers, and their terms of office are at the discretion of the Board. None of our executive officers have employment contracts, except for Mr. LaVoy.

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In connection with Mr. LaVoy’s appointment as CEO, the Company entered into an Executive Employment Agreement (“Employment Agreement”) with Mr. LaVoy for an initial term of three years subject to successive one year renewals. Under his Employment Agreement, Mr. LaVoy receives an annual salary of $300,000. He will also participate in the bonus plan adopted by the Board in 2015 whereby he will be eligible to receive a quarterly bonus of three percent (3%) of his annual salary for any increase in revenue for a fiscal quarter of fifteen percent (15%) or more over the prior year’s corresponding fiscal quarter and an additional annual bonus of three percent (3%) of his annual salary for any fifteen percent (15%) or more annual increase in revenue by the Company over the prior fiscal year. Mr. LaVoy received options to purchase 250,000 shares of common stock on February 15, 2016. The options were granted at the closing price of the common stock on that day and vested immediately. On a “change of control” event, as defined in the Employment Agreement, all unvested options, if any, will become fully vested. The Employment Agreement provides severance pay for the remaining term of the Employment Agreement or a one year period, whichever is longer. Mr. LaVoy’s employment may be terminated upon death, disability, by the Company for cause or by Mr. LaVoy for “Good Reason.” If Mr. LaVoy’s employment is terminated by mutual agreement, by the Company without cause, or by Mr. LaVoy for “Good Reason,” then he will be paid his unpaid salary, bonus and expenses through the date of termination, in addition to severance pay. If employment terminates for any other reason, then Mr. LaVoy only receives any unpaid salary, bonuses and expenses through the date of termination. “Good Reason” means material adverse change in Mr. LaVoy’s title, authority, duties or responsibilities. Mr. LaVoy is subject to standard confidentiality provisions and a non-compete, non-solicitation covenant for a one year period following termination of employment.

Name	Age	Position Held
Thomas LaVoy	56	Chairman, Chief Executive Officer
Philip J. Vitale	70	Director
Michael W. McCormick	53	Director
Alan Hoffmann	55	Director

Thomas LaVoy – Mr. LaVoy has been a Director of the Company since 2005 and served as Chair of the Audit Committee until his resignation from the Audit Committee Chair position and all other Board committees effective January 13, 2016. He was appointed Chairman of the IsoRay Board effective January 7, 2016 and took office as Chief Executive Officer of the Company on February 15, 2016. Mr. LaVoy served as Deputy Chief Operations Officer and President of Corporate Services of Veolia Transportation on Demand (VTOD), the parent company of SuperShuttle International Inc. and its subsidiaries, from January 2014 to February 2016. He concurrently served as Chief Financial Officer of SuperShuttle International, Inc. and its subsidiaries from July 1997 and as Secretary from March 1998, resigning from both positions in February 2016. VTOD through SuperShuttle is the largest shuttle transportation company in the US in addition to operating bus and cab services throughout the US. He has also served as a director of Alanco Technologies, Inc. (OTCBB: ALAN) since 1998 and served on its audit committee from 2012 to 2015. From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of NASDAQ-listed Photocomm, Inc. Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983. Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, Minnesota, and is a Certified Public Accountant (Inactive) in the State of Minnesota.

Brien Ragle – Mr. Ragle has over 20 years of finance and accounting experience, including SEC reporting, financial reporting, cost, project, and management accounting in addition to performing operational analysis. Mr. Ragle has served the Company in the most senior accounting and finance role from October 2009 to present. Mr. Ragle became IsoRay's Chief Financial Officer on October 1, 2013 after serving the Company as Controller – Principal Financial and Accounting Officer from October 2009 to September 2013. Mr. Ragle was IsoRay’s Cost Accounting Manager from January 2007 until October 2009. Before joining IsoRay in January 2007 as Cost Accounting Manager, Mr. Ragle was employed by BNG America, LLC, a wholly-owned subsidiary of Energy Solutions, LLC (ES), from 2005 to 2006 as Project Accounting Manager for all projects located in the Western United States and from 2000 to 2004 as a Business Unit Controller by SCM Consultants, Inc., a wholly-owned subsidiary of Tetra Tech, Inc. (TTEK). Mr. Ragle holds Bachelor of Arts degrees in Business Administration, with an emphasis in accounting, and in Hospitality Management from Washington State University. Mr. Ragle is a Certified Public Accountant in the State of Washington and designated as a Chartered Global Management Accountant by the American Institute of Certified Public Accountants. Mr. Ragle filed for personal bankruptcy under Chapter 13 of the U.S. Bankruptcy Code on January 26, 2011.

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William Cavanagh III – Mr. Cavanagh joined IsoRay Medical, Inc. in January 2010 and served as Vice President, Research and Development until March 3, 2016, other than serving as interim Chief Executive Officer for IsoRay from January 7 to February 14, 2016. He was appointed Chief Operating Officer of IsoRay effective March 3, 2016. Immediately prior to joining IsoRay Medical, Mr. Cavanagh was engaged in the research and development of dendritic cell therapies for cancer and infectious diseases. He served as Chief Scientific Officer for Sangretech Biomedical, LLC for the six years prior to joining IsoRay Medical. At Sangretech, he oversaw the design and implementation of a novel cancer therapy. Mr. Cavanagh began his extensive career in cancer treatment technologies in the early 1990s, when he helped lead research and development of a therapy involving the insertion of radioactive sources directly into the prostate for the treatment of prostate cancer (prostate brachytherapy). He has designed several cancer treatment-related studies, is listed as an author on 34 peer-reviewed publications, and is the listed inventor on a U.S. patent application detailing a novel treatment for cancer. Mr. Cavanagh has also served as Director of the Haakon Ragde Foundation for Advanced Cancer Studies in Seattle, Washington, where he led the research foundation in the selection of viable research projects directed at treating advanced cancers. Mr. Cavanagh holds a B.S. in Biology from the University of Portland (Oregon) and attended two years of medical school before beginning his career in research management.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during our past three fiscal years awarded to, earned by or paid to each of the following individuals. Salary and other compensation for these officers are set or recommended to the Board by the Compensation Committee. No other executive officer received total compensation of over $100,000 during fiscal year 2015.

Summary Compensation Table

							Nonqualified
						Non-equity	deferred
				Stock	Option	incentive plan	compensation	All other
		Salary	Bonus	awards	awards	compensation	earnings	compensation	Total
Name and principal position	Year	($)	($)	($)	($) (1)	($)	($)	($)	($)
Dwight Babcock	2015	291,554	-	-	57,095	-	-	-	348,650
Former Chairman and CEO	2014	284,712	50,000		116,095	-	-	-	450,807
	2013	284,394	-	-	-	-	-	-	284,394
Brien Ragle	2015	119,620	-	-	20,554	-	-	-	140,174
CFO	2014	117,834	-	-	39,401	-	-	-	157,235
	2013	99,215	-	-	-	-	-	-	99,215
William Cavanagh	2015	158,020	-	-	20,554	-	-	-	178,574
COO	2014	154,500	-	-	37,099	-	-	-	191,599
	2013	154,327	-	-	-	-	-	-	154,327

1.            Amounts represent the ASC 718, Compensation – Stock Compensation valuation for the fiscal years ended June 30, 2015, 2014 and 2013, respectively. All such options were awarded under one of the Company’s four stock option plans. All options awarded (with the exception of Mr. Babcock’s stock option grants that were immediately vested on the grant date) vest in three equal annual installments beginning with the first anniversary from the date of grant and expire ten years after the date of grant. All options were granted at the fair market value of the Company’s stock on the date of grant and the Company used a Black-Scholes methodology as discussed in the footnotes to the financial statements to value the options.

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Grants of Plan-Based Awards

The following table sets forth certain information with respect to stock and option awards and other plan-based awards granted to our named executive officers during fiscal 2015.

		All other		Grant
		option	Exercise	date fair
		awards:	or base	value of
		Number of	price of	of stock
		securities	option	and
	Grant	underlying	awards	option
Name	Date	options (#)	($/Sh)	awards
Dwight Babcock Former Chairman/CEO	6/17/2015	50,000	$1.47	$57,095
Brien Ragle CFO	6/17/2015	20,000	1.47	20,554
William Cavanagh COO	6/17/2015	20,000	1.47	20,554

Outstanding Equity Awards at Fiscal Year-End

Option awards
				Equity
				Incentive
				plan
				awards:
	Number of		Number of	Number of
	securities		securities	securities
	underlying		underlying	underlying
	unexercised		unexercised	unexercised	Option
	Options		options	unearned	exercise	Option
	(#)		(#)	options	price	expiration
Name	exercisable		unexercisable	(#)	($)	date
Dwight Babcock,	50,000	(1)	-	-	6.30	03/31/2016
Former Chairman and	50,000	(1)	-	-	3.80	06/23/2016
CEO	50,000	(1)	-	-	3.11	08/15/2016
	100,000	(1)	-	-	0.75	05/13/2018
	200,000	(1)	-	-	0.26	06/01/2019
	100,000	(1)	-	-	1.43	06/30/2020
	100,000	(1)	-	-	0.99	06/07/2021
	50,000	(1)	-	-	0.98	06/27/2022
	50,000	(1)	-	-	0.58	09/05/2023
	50,000	(1)	-	-	2.17	05/20/2024
	50,000	(1)	-	-	1.47	06/17/2025

Brien Ragle	5,000	(2)	-	-	4.40	03/02/2017
CFO	2,000	(3)	-	-	4.14	06/01/2017
	20,000	(4)	-	-	1.43	06/30/2020
	20,000	(5)	-	-	0.99	06/07/2021
	1,666	(7)	3,334	-	0.59	09/06/2023
	6,666	(8)	13,334	-	2.46	06/17/2024
	-	(9)	20,000	-	1.47	06/17/2025

William Cavanagh	6,660	(6)	-	-	0.98	06/27/2022
COO	6,666	(8)	13,334	-	2.46	06/17/2024
	-	(9)	20,000	-	1.47	06/17/2025

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1)	Represents options issued to Mr. Babcock which were all immediately vested and exercisable. The grant dates are 10 years prior to the expiration date in the table above.
2)	Represents the March 2, 2007 grant, all of which were exercisable as of March 2, 2010.
3)	Represents the June 1, 2007 grant, all of which were exercisable as of June 1, 2010.
4)	Represents a June 30, 2010 grant, all of which were exercisable as of June 30, 2013.
5)	Represents a June 7, 2011 grant, all of which were exercisable as of June 30, 2014.
6)	Represents a June 27, 2012 grant, all of which were exercisable as of June 27, 2015.
7)	Represents a September 6, 2013 grant, one-third of which became exercisable on September 6, 2014, one-third of which became exercisable on September 6, 2015, and the final third will become exercisable on September 6, 2016.
8)	Represents a June 17, 2014 grant, one-third of which became exercisable on June 17, 2015, one-third of which will become exercisable on June 17, 2016, and the final third will become exercisable on June 17, 2017.
9)	Represents a June 17, 2015 grant, one-third of which will become exercisable on June 17, 2016, one-third of which will become exercisable on June 17, 2017, and the final third will become exercisable on June 17, 2018.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of shares	Value	Number of shares	Value
	acquired on exercise	realized on exercise	acquired on vesting	realized on vesting
Name	(#)	($)	(#)	($)
Dwight Babcock Former Chairman/CEO	-	-	-	-
Brien Ragle CFO	-	-	-	-
William Cavanagh COO	13,340	7,337	-	-

The Company has a 401(k) plan that covers all eligible full-time employees of the Company. Contributions to the 401(k) plan are made by participants to their individual accounts through payroll withholding. Additionally, the 401(k) plan provides for the Company to make contributions to the 401(k) plan in amounts at the discretion of management. The Company has not made any contributions to the 401(k) plan and does not maintain any other retirement plans for its executives or employees.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Certain Relationships and Related Party Transactions

None requiring disclosure under Reg. S-K Item 404.

Review and Approval of Related Party Transactions

The Company’s Code of Ethics emphasizes the importance of avoiding situations or transactions in which personal interests may interfere with the best interests of the Company or its shareholders. In addition, the Company’s general corporate governance practice includes Board-level discussion and assessment of procedures for discussing and assessing relationships, including business, financial, familial and nonprofit, among the Company and its officers and directors or their immediate family members, to the extent that they may arise. The Board and either the Audit Committee or the Nominations and Corporate Governance Committee review any transaction with an officer or director or their immediate family members to determine, on a case-by-case basis, whether a conflict of interest exists. The Board ensures that all directors voting on such a matter have no interest in the matter and discusses the transaction with counsel as the Board deems necessary. The Board will generally delegate the task of discussing, reviewing and approving transactions between the Company and any related persons to either the Audit Committee or the Nominations and Corporate Governance Committee.

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As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related party would be disclosed in our Annual Report; however, during our fiscal year ended June 30, 2015, we did not have any related party transactions requiring disclosure under Reg. S-K Item 404.

Director Independence

Using the standards of the NYSE MKT, the Company’s Board has determined that Mr. Hoffmann, Mr. McCormick and Dr. Vitale each qualify under such standards as an independent director. Mr. Hoffmann, Mr. McCormick and Dr. Vitale each meet the NYSE MKT listing standards for independence both as a director and as a member of both the Audit Committee and the Compensation Committee. No other directors are independent under these standards. The Company did not consider any relationship or transaction between itself and these independent directors not already disclosed in this report in making this determination.

Director and Officer Indemnification

Our Articles of Incorporation provide to directors and officers indemnification to the full extent provided by law, and provide that, to the extent permitted by Minnesota law, a director will not be personally liable for monetary damages to us or our shareholders for breach of his or her fiduciary duty as a director, except for liability for certain actions that may not be limited under Minnesota law. In addition, the Company has entered into indemnification agreements with each of its directors and executive officers, pursuant to which the Company has agreed to indemnify such individuals for any claims made against such individuals based on any act, omission or breach of duty committed while acting as director or officer, except under certain circumstances such as cases involving dishonesty or improper personal benefit. The Company also maintains an insurance policy under which its directors and officers are insured against certain liabilities which might arise out of their relationship with the Company as directors and officers.

Vote Required for Election

The four persons receiving the highest number of affirmative votes will be elected as directors of the Company. Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.

PROPOSAL 2 – APPROVE THE COMPANY’S 2016 EQUITY INCENTIVE PLAN

On April 19, 2016, the Board, at the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), unanimously adopted, subject to shareholder approval, the Company's 2016 Equity Incentive Plan (the “Equity Incentive Plan”).

The primary purpose of the Equity Incentive Plan is to promote the interests of the Company and its shareholders by, among other things, (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its affiliates, (ii) enabling such individuals to participate in the long-term growth and financial success of the Company, (iii) encouraging ownership of stock in the Company by such individuals, and (iv) linking their compensation to the long-term interests of the Company and its shareholders.

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Our general compensation philosophy is that long-term stock-based incentive compensation should strengthen and align the interests of our officers and employees with our shareholders. We believe that the utilization of stock options have been effective over the years in enabling us to attract and retain the talent critical to the Company and would like to expand the use of all types of equity to provide incentives to a greater number of our employees.

The Equity Incentive Plan is designed to provide officers, employees and directors of the Company and its affiliates with incentives to promote the growth and performance of the Company. Most of the companies with which the Company competes for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. The Equity Incentive Plan will give us the flexibility we need to continue to attract and retain highly-qualified individuals by offering a competitive compensation program linked to the performance of our common stock.

Unlike our earlier equity incentive plans which only permitted stock options, the Equity Incentive Plan includes a variety of award types that we may grant under the Equity Incentive Plan, including shares of restricted stock, stock appreciation rights (“SARs”) and stock options.

If approved by the Company’s shareholders, the Equity Incentive Plan will reserve an aggregate of 4,000,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) for issuance under the plan. We believe this authorization will enable us to implement our long-term stock incentive program for the life of the plan.

If the Equity Incentive Plan is not approved, we may become unable to provide long-term, stock-based incentives to present and future employees, officers, directors and consultants consistent with our current compensation philosophies and objectives.

The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. The Company does not have an existing plan allowing the grant of restricted stock or SARs, and its existing Amended and Restated 2006 Director Stock Option Plan will expire in August 2016, leaving the Company with no equity incentive plans available for grants to its directors, and only an option plan available for grants to its employees. Accordingly, the Board believes adoption of the Equity Incentive Plan is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" the approval of the Equity Incentive Plan.

The full text of the Equity Incentive Plan appears as Appendix A to this Proxy Statement and the following discussion, which summarizes the material features of the Equity Incentive Plan, is qualified in its entirety by reference to the text of the Equity Incentive Plan.

Shares Available for Awards under the Plan

Under the Equity Incentive Plan, awards may be made in Common Stock of the Company. Subject to adjustment as provided by the terms of the Equity Incentive Plan, the maximum number of shares of Common Stock with respect to which awards may be granted under the Equity Incentive Plan is 4,000,000. Except as adjusted in accordance with the terms of the Equity Incentive Plan, no more than 2,000,000 shares of Common Stock authorized under the Equity Incentive Plan may be awarded as incentive stock options.

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Shares of Common Stock subject to an award under the Equity Incentive Plan but which terminate, expire unexercised or are settled for cash, or are forfeited or cancelled without delivery of the shares, remain available for awards under the Equity Incentive Plan. Shares of Common Stock issued under the Equity Incentive Plan may be either newly issued shares or shares which have been reacquired by the Company.

To the extent any shares of stock covered by an award (including restricted stock awards) under the 2016 Equity Incentive Plan are not delivered to a participant or beneficiary for any reason, including because the participant forfeits the award or fails to exercise a stock option during its term, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the plan. To the extent (i) a stock option is exercised using an actual or constructive exchange of shares to pay the exercise price, (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, or (iii) stock options are exercised by a net settlement of the stock options, then, in each case, the number of shares of stock available will be reduced by the gross number of stock options exercised rather than the net number of shares of stock issued upon the exercise.

Shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines (“Substitute Awards”), do not reduce the number of shares available for awards under the Equity Incentive Plan, unless shareholder approval is required for such Substitute Awards.

With certain limitations, awards made under the Equity Incentive Plan may be adjusted by the committee of the Board of Directors administering the Equity Incentive Plan (the “Committee”) in its discretion or to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Equity Incentive Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting the Company.

If a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination or exchange of shares) occurs, the share limitations and all outstanding awards will automatically be adjusted equitably to reflect the event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Code, if applicable.

Eligibility and Administration

Current and prospective officers and employees, and directors of, and consultants to, the Company or its affiliates are eligible to be granted awards under the Equity Incentive Plan. As of April 19, 2016, approximately 40 individuals would be eligible to participate in the Equity Incentive Plan. However, the Company has not at the present time determined who will receive the shares of Common Stock that will be authorized for issuance under the Equity Incentive Plan or how they will be allocated.

The Committee will administer the Equity Incentive Plan, except with respect to awards to non-employee directors, for which the Equity Incentive Plan will be administered by the Board. The Committee will be composed of not less than two non-employee directors, each of whom will be a “Non-Employee Director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, and an “outside director” within the meaning of Section 162(m) and the related regulations promulgated under the Code.

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The Board has determined that the Compensation Committee will administer the 2016 Equity Incentive Plan and act as the Committee. Subject to the terms of the Equity Incentive Plan, the Committee has full and exclusive power within the limitations set forth in the 2016 Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the purposes of the 2016 Equity Incentive Plan; interpreting and otherwise construing the 2016 Equity Incentive Plan; and making all other determinations that may be necessary or desirable for the administration of the Equity Incentive Plan.

The Committee may determine the type and terms and conditions of awards under the 2016 Equity Incentive Plan, which the Committee will set forth in an award agreement delivered to each participant. The Committee may grant awards in a combination of incentive and non-qualified stock options, SARs or restricted stock.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Code. Only employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options.

The Committee is also authorized to grant SARs, either with or without a related option. A SAR, or stock appreciation right, is the right to receive a cash payment or payment in the form of shares of Common Stock of the difference between the share price on the date of grant and the share price on the date of exercise.

The Committee may specify the terms of such grants subject to the terms of the Equity Incentive Plan. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of Common Stock on the date of the grant, except in the case of Substitute Awards. Fair market value for purposes of the 2016 Equity Incentive Plan means the closing price of our common stock as reported on the NYSE MKT on the date in question, or if our common stock was not traded on that date, then on the day before that date or on the next preceding day on which our common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 409A of the Code, if it cannot be determined in the manner described above.

The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than ten percent of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

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A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) in cash or by certified or bank check, (ii) by tendering stock of the Company owned by the participant in satisfaction of the exercise price, or (iii) by a “cashless exercise” through a third party.

Payment of the option price may be made in such other method as the Committee shall approve including withholding shares of Common Stock issuable upon exercise of an option having a fair market value equal to the option price together with any applicable withholding taxes. Subject to applicable securities laws and Company policy, the Company may permit an option to be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes.

Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

Restricted Shares

The Committee is authorized to grant restricted shares of Common Stock. A restricted stock award is a grant of common stock, subject to risk of forfeiture, to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2016 Equity Incentive Plan or the award agreement. A participant granted restricted shares of Common Stock generally has most of the rights of a shareholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

Non-Employee Director Awards

Non-employee directors are eligible to receive awards pursuant to the terms of the Equity Incentive Plan, including options, SARs and restricted shares, upon such terms as the Committee may determine; provided, however, that with respect to awards made to non-employee directors, the Equity Incentive Plan will be administered by the Board. A non-employee director may not be granted awards covering more than 100,000 shares of Common Stock in any fiscal year.

Vesting of Awards

The Committee may specify vesting requirements on any award. If the vesting of an award under the 2016 Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its affiliates, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. The Committee may determine that all stock options then held by a participant shall become fully exercisable (subject to expiration provisions otherwise applicable to such award) and all restricted stock awards, other than awards subject to performance-based vesting conditions, shall be fully earned and vested immediately.

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Termination of Employment

The Committee will determine the terms and conditions that apply to any award upon the termination of employment with the Company and its affiliates, and provide such terms in the applicable award agreement or in its rules or regulations. In general, unless otherwise provided in an award agreement or in a participant’s employment or service agreement, options may be exercised for three months following termination of employment, or twelve months in the event of death or disability.

Change in Control

Unless otherwise stated in an award agreement or a participant’s employment or service agreement, upon a change in control (as defined in the Equity Incentive Plan), all restricted stock awards then held by a participant will become fully vested and all stock options and SARs will become fully exercisable. The Committee may in its discretion and without the consent of any participant, determine that, upon the occurrence of a change in control, each or any award or a portion thereof outstanding immediately prior to the change in control and not previously exercised or settled will be canceled in exchange for a payment with respect to each vested share subject to such award in cash or stock which, in any such case, will be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share in the change in control, reduced by the exercise or purchase price per share, if any, under such award.

Forfeiture

The Committee may specify that rights and benefits with respect to any award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events in addition to any otherwise applicable vesting or performance conditions. These events include, without limitation, termination for cause; breach of non-competition, non-solicitation, confidentiality or other restrictive covenants; or any other conduct that is detrimental to the business or reputation of the Company and/or its affiliates. Awards are also subject to recovery under applicable clawback policies.

Amendment and Termination

The Board may, at any time, amend or terminate the 2016 Equity Incentive Plan or any award granted under the plan, provided that, except as provided in the plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board may not amend the 2016 Equity Incentive Plan to materially increase the original number of securities that may be issued under the plan (other than as provided in the plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the plan, without approval of shareholders to the extent shareholder approval is required by applicable law. Notwithstanding the foregoing, the Board may, without shareholder approval, amend the 2016 Equity Incentive Plan at any time, retroactively or otherwise, to ensure the plan complies with current or future law and may unilaterally amend the plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Code, and its applicable regulations and guidance.

Other Terms of Awards.

The Company may take action, including the withholding of amounts from any award made under the Equity Incentive Plan, to satisfy withholding and other tax obligations. Except as permitted by the applicable award agreement, awards granted under the Equity Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Committee in its discretion.

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Effective Date and Duration of Plan

If approved by our shareholders at this annual meeting, the Equity Incentive Plan will be effective as of April 19, 2016. The 2016 Equity Incentive Plan will terminate automatically on the 10-year anniversary of the effective date of the plan, after which no further awards may be granted. At any earlier time, the Board may terminate the plan. However, any termination of the plan will not affect outstanding awards.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of awards granted under the Equity Incentive Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person's award under the Equity Incentive Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of incentive stock options and/or non-qualified stock options are made under the Equity Incentive Plan.

Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a SAR or a restricted share award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of Common Stock acquired on the date of exercise.

If a participant sells shares of Common Stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of Common Stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of Common Stock), and (ii) the exercise price. Otherwise, a participant’s disposition of shares of Common Stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of Common Stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

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The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of Common Stock for the incentive stock option holding periods prior to disposition of the shares.

Similarly, the exercise of a SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to a SAR. Upon a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the Common Stock at the time restricted shares vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant. The participant also is subject to capital gains treatment on the subsequent sale of any Common Stock acquired through the exercise of a SAR or restricted share award. For this purpose, the participant’s basis in the Common Stock is its fair market value at the time the SAR is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made).

The Company may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

If a change in control occurs, outstanding unvested awards under the Equity Incentive Plan may be considered parachute payments that would cause an “excess parachute payment” under the Code. An excess parachute payment may subject the participant to a 20% excise tax and preclude deduction by the Company.

The preceding discussion is based on federal income tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2016 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the plan. The Company recommends that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Equity Compensation Plans

On May 27, 2005, the Company adopted the 2005 Stock Option Plan (the Option Plan) and the 2005 Employee Stock Option Plan (the 2005 Employee Plan). The Option Plan and the 2005 Employee Plan terminated on May 27, 2015 and no further options may be granted under either Plan. On August 15, 2006, the Company adopted the 2006 Director Stock Option Plan (the Director Plan) pursuant to which it may grant equity awards to eligible persons. Each of the Plans has subsequently been amended. On May 15, 2014, the Company adopted the 2014 Employee Stock Option Plan (the 2014 Employee Plan) pursuant to which it may grant equity awards to eligible persons. The 2014 Employee Plan allows the Board of Directors to grant options to purchase up to 2,000,000 shares of common stock to officers and key employees of the Company. The Director Plan allows the Board of Directors to grant options to purchase up to 1,000,000 shares of common stock to directors of the Company. Options granted under all of the Plans have a ten year maximum term, an exercise price equal to at least the fair market value of the Company's common stock (based on the trading price on the NYSE MKT) on the date of the grant, and with varying vesting periods as determined by the Board.

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As of June 30, 2015, the following options had been granted under the option plans.

	Number of	Weighted-	Number of
	securities to	average	securities
	be issued on	exercise	remaining
	exercise of	price of	available for
	outstanding	outstanding	future
	options,	options,	issuance
	warrants,	warrants,	under equity
	and rights	and rights	compensation
Plan Category	#	$	plans
Equity compensation plans approved by shareholders	270,000	1.47	1,730,000
Equity compensation plans not approved by shareholders	2,148,282	$1.96	133,334

Total	2,418,282	$1.91	1,863,334

The Board unanimously recommends that the shareholders vote “FOR” Proposal 2 to adopt the IsoRay, Inc. 2016 Equity Incentive Plan.

PROPOSAL 3 – RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has re-appointed the firm of DeCoria, Maichel & Teague, P.S. to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2016, and has directed that such re-appointment be submitted to our shareholders for ratification at the Annual Meeting. Our organizational documents do not require that our shareholders ratify the selection of our independent registered public accounting firm. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain DeCoria, Maichel & Teague, P.S., but still may retain it nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests.

A representative of DeCoria, Maichel & Teague, P.S. is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. The representative also is expected to be available to respond to appropriate questions from shareholders.

Audit and Non-Audit Fees

The Company paid or accrued the following fees in each of the prior three fiscal years to its principal accountant, DeCoria, Maichel & Teague, P.S.:

	For the Year Ended June 30,
	2015	2014	2013

1. Audit fees	$76,566	$63,471	$60,372
2. Audit-related fees	-	-	2,733
3. Tax fees	11,988	9,000	8,250
4. All other fees	-	-	3,750

Totals	$88,554	$72,471	$75,105

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Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC, as well as, in fiscal 2015, the fees for the audit of our internal control over financial reporting. Audit-related fees include cost of attendance at the annual shareholder meeting. Tax fees include fees for the preparation of our federal and state income tax returns. All other fees are related to consulting costs related to the review of documents related to equity offerings.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, DeCoria, Maichel & Teague, P.S. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by DeCoria, Maichel & Teague, P.S. described above were approved by our Audit Committee.

The Company’s principal accountant, DeCoria, Maichel & Teague P.S., did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 3 is required to approve Proposal 3.

Any abstentions with respect to this Proposal 3 will count as votes AGAINST this Proposal 3. Any broker non-votes with respect to this Proposal 3 will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this Proposal 3.

The Board unanimously recommends that the shareholders vote “FOR” Proposal 3 to ratify the re-appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company.

OTHER INFORMATION

Other Business

It is not anticipated that there will be any business presented at the Annual Meeting other than the matters set forth in the Notice of Annual Meeting attached hereto. As of the date of this proxy statement, we were not aware of any other matters to be acted on at the Annual Meeting. If any other business should properly come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

Shareholder Communications with the Board

To contact members of the Board, individually or collectively, on any subject, please address that communication to:

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Krista Cline, Corporate Secretary

IsoRay, Inc.

350 Hills St., Suite 106

Richland, WA 99354

The mailing envelope for your communication should contain a clear notation that the enclosed letter is a “shareholder-board communication” or “shareholder-director communication.” You must include your name and address in the written communication and indicate whether you are a shareholder of the Company. We screen mail addressed to the Board, its Committees or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria is required to be forwarded to the appropriate director or directors. The Corporate Secretary will acknowledge the receipt of the communication; inform the shareholder concerning the distribution of that communication; and when any action (if requested) would be reviewed by the Board and/or the relevant functional committee. The Corporate Secretary will notify the shareholder of any action taken by the Board in reference to the shareholder’s request.

Board Attendance at Annual Meeting

While the Company does not have a formal policy regarding attendance by members of the Board at the Company’s annual meetings of shareholders, it has encouraged its directors to attend this Annual Meeting and expects to continue this informal policy. Shareholders are encouraged to interact with the directors at that time. Mr. Babcock, Mr. LaVoy and Dr. Vitale attended the last annual meeting of the Company’s shareholders.

Expenses of Solicitation

The Company will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Notice Regarding the Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation material that the Company may provide to shareholders. Proxies will be solicited by mail and may also be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission.

The Company has retained Georgeson LLC, an independent proxy solicitation firm (“Georgeson”), to assist in soliciting proxies from stockholders. Georgeson will receive a fee of approximately $7,500 as compensation for its services and will be reimbursed for its out-of-pocket expenses, which are expected to not exceed $2,500. An additional fee, estimated to be $5,000-7,000 in the aggregate, will be payable for telephone solicitations and other shareholder meeting services. The Company has agreed to indemnify Georgeson against certain liabilities arising under the federal securities laws.

The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward solicitation materials to the beneficial owners of shares of common and Series B preferred stock as of the record date and will reimburse such persons for the cost of forwarding the solicitation materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the proxy card if you receive one by mail will help to avoid additional expense. Proxies and ballots will be received and tabulated by Broadridge and the Company’s Corporate Secretary, Krista Cline, will serve as the inspector of elections for the Annual Meeting.

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Adjournment of the Annual Meeting

In the event there are an insufficient number of shares of our common and Series B preferred stock present in person or by proxy at the Annual Meeting to constitute a quorum, the Board will request approval to adjourn the Annual Meeting to a later date. The place and date to which the Annual Meeting would be adjourned would be announced at the Annual Meeting.

Shareholder Proposals and Director Nominations

In order to be eligible for inclusion in the Company’s proxy materials for the Fiscal 2017 Annual Meeting of Shareholders, any shareholder proposal to take action at such annual meeting must generally be received at the Company’s executive offices at 350 Hills St., Suite 106, Richland, Washington 99354 no later than December 30, 2016 in order to be considered timely under SEC rules and the advance notice provisions of the Company’s Bylaws. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address and the number of shares of common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the shareholder in the proposal.

Shareholders wishing to submit recommendations for director candidates must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:

•	The name, address, and biography of the candidate, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice;

•	The name, address, and phone number of the shareholder or group of shareholders making the recommendation; and

•	With respect to common stock beneficially owned by the shareholder or group of shareholders making the recommendation, and to the extent any shareholder is not a registered holder, proof of the number of shares held.

To be considered by the Board for the Fiscal 2017 Annual Meeting of Shareholders and to be eligible for inclusion in the Company’s proxy materials for that meeting, a director candidate nomination must be received by the Secretary by December 30, 2016 in order to be considered timely under SEC rules and the advance notice provisions of the Company’s Bylaws.

However, if the date of the Fiscal 2017 Annual Meeting is a date that is not within 30 days before or after the anniversary date of the Fiscal 2017 Annual Meeting, notice by the shareholder of a proposal must be received no later than ninety days before the date of the Fiscal 2017 Annual Meeting, or, if later, by the close of business on the 10th calendar day after the first public announcement of the date of such annual meeting. A public announcement includes disclosure in (1) a document filed by the Company with the SEC, (2) a mailed notice of the Fiscal 2017 Annual Meeting, and (3) a press release reported by a national news service. Unless otherwise provided in the Company’s bylaws, a shareholder who wishes to put forth a proposal at the Fiscal 2017 Annual Meeting of Shareholders without including the proposal in the Company’s proxy statement must notify the Company of such proposal by March 10, 2017. If a shareholder fails to give notice by this date, the proxy solicited by the Company for use in connection with the Fiscal 2017 Annual Meeting will confer discretionary authority on the persons named as proxies to vote in their discretion on such proposal without any discussion in the proxy statement of either the proposal or how the proxies intend to exercise their voting discretion.

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HOUSEHOLDING

Unless contrary instructions are received, we may send a single copy of the Annual Report, Proxy Statement and Notice of Annual Meeting to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another shareholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1. If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare Trust Company, 350 Indiana Street, Golden, Colorado 80401 (Attn: IsoRay, Inc. Representative) or calling (303) 262-0600.

2. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company has elected to incorporate by reference certain information into this Proxy Statement. By incorporating by reference, the Company can disclose important information to you by referring you to another document it has filed separately with the SEC and delivered to you with this Proxy Statement. The information incorporated by reference is deemed to be a part of this Proxy Statement. However, any statement contained in a document incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent a statement contained in this Proxy Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

This Proxy Statement incorporates by reference the information set forth under the following captions in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2015 – (i) Item 6 – Selected Financial Data, (ii) Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations, (iii) Item 7A – Quantitative and Qualitative Disclosures About Market Risk, (iv) Item 8 – Financial Statements and Supplementary Data, and (v) Item 9 – Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

The Company’s June 30, 2015 Annual Report on Form 10-K is enclosed with this Proxy Statement, and is also available over the Internet or by written request as described below.

The Company will furnish to shareholders without charge a copy of its Form 10-K for the fiscal year ended June 30, 2015, as filed with the Securities and Exchange Commission, upon receipt of a written request addressed to IsoRay, Inc., 350 Hills St., Suite 106, Richland, WA 99354, Attn: Corporate Secretary. Reports, proxy statements and other information filed by the Company are also available on the internet at the SEC’s World Wide Web site at http://www.sec.gov.

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MISCELLANEOUS

The Board knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

Krista Cline
Secretary

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APPENDIX A

ISORAY, INC. 2016 EQUITY INCENTIVE PLAN

1.          Purpose; Eligibility.

1.1           General Purpose. The name of this plan is the IsoRay, Inc. 2016 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable IsoRay, Inc., a Minnesota corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2           Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3           Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, and (d) Restricted Awards.

2.          Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company by virtue of being part of a parent-subsidiary group in which each entity owns at least fifty percent (50%) of the equity interests in the other entity.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right or a Restricted Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant:

(a)	If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

1

(b)	If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a)	malfeasance in office;

(b)	gross misconduct or neglect;

(c)	false or fraudulent misrepresentation inducing the director’s appointment;

(d)	willful conversion of corporate funds; or

(e)	repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee or disinterested Board members, as applicable, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means:

(a)	One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b)	One Person (or more than one Person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation;

(c)	A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by majority of the Board before the date of appointment or election; or

(d)	One Person (or more than one Person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

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“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means IsoRay, Inc., a Minnesota corporation, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by IRS Notice 2007-49.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board or a member of the Board of Directors of any Affiliate of the Company.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

3

“Employee” means any person (including those who serve as an Officer or Director but are also employed by the Company) employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Company deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined by the Committee in accordance with Section 409A of the Code, and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

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“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this IsoRay, Inc. 2016 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Awards” means Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.          Administration.

3.1           Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

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(a)          to construe and interpret the Plan and apply its provisions;

(b)          to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)          to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)          to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

(e)          to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)          from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)          to determine the number of shares of Common Stock to be made subject to each Award;

(h)          to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)          to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)          to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(k)          to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(l)          to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m)          to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n)          to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, but in no event shall the modification be less than the Fair Market Value on the date of the modification, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

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3.2           Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3           Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. Notwithstanding the foregoing, the Board, and not the Committee, shall administer the Plan with respect to all Awards to any Director who is not also an Employee.

3.4           Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5           Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

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4.          Shares Subject to the Plan.

4.1           Subject to adjustment in accordance with Section 11, a total of 4,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan; provided that, no more than 2,000,000 shares of Common Stock may be granted as Incentive Stock Options. Additionally, a Director who is not also an Employee may not be granted Awards covering more than 100,000 shares of Common Stock in any fiscal year. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2           Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3           Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 500,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 500,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4.

4.4           Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.5           Any shares of Common Stock issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired company shall not reduce the shares of Common Stock available for Awards under the Plan to the extent that the rules and regulations of any stock exchange or other trading market on which the shares of Common Stock are listed or traded provide an exemption from shareholder approval for assumption, substitution, conversion, adjustment, or replacement of outstanding awards in connection with mergers, acquisitions, or other corporate combinations.

5.          Eligibility.

5.1           Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

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5.2           Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.          Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1           Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2           Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3           Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4           Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

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6.5           Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6           Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7           Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

6.8           Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

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6.9           Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10         Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11         Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12         Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.          Provisions of Awards Other Than Options.

7.1           Stock Appreciation Rights.

(a)          General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)          Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

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(c)          Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)          Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e)          Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)          Exercise Price

The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)          Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

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7.2           Restricted Awards.

(a)          General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”), which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)          Restricted Stock

Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(c)          Restrictions

Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

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(d)          Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)          Delivery of Restricted Stock

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.

(f)          Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

8.          Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.          Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.         Miscellaneous.

10.1         [Intentionally Omitted.]

10.2         Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

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10.3         No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4         Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5         Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.         Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

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12.         Effect of Change in Control.

12.1         Unless otherwise provided in an Award Agreement or in a Participant’s employment or service agreement, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units. To the extent practicable, any actions taken by the Committee under the immediately preceding sentence shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2         In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3         The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.         Amendment of the Plan and Awards.

13.1         Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2         Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3         Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

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13.4         No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5         Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.         General Provisions.

14.1         Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2         Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3         Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4         Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5         [Intentionally Omitted.]

14.6         Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7         Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

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14.8         Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9         No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10         Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11         Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12         Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13         Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14         Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

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14.15         Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.16         Expenses. The costs of administering the Plan shall be paid by the Company.

14.17         Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18         Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19         Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.         Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.         Termination or Suspension of the Plan. The Plan shall terminate automatically on the ten-year anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.         Choice of Law. The law of the State of Minnesota shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of IsoRay, Inc. on April 19, 2016.

As approved by the shareholders of IsoRay, Inc. on [____________].

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ISORAY, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Elect as directors the four nominees listed below to serve until the Fiscal 2017 Annual Meeting of Shareholders and until their successors are elected and qualified (except as marked to the contrary below):	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Thomas C. LaVoy
02) Philip J. Vitale, M.D.
03) Michael W. McCormick
04) Alan Hoffmann

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

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Signature [PLEASE SIGN WITHIN BOX] Date

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